AID ASSOCIATION FOR LUTHERANS                AAL CAPITAL MANAGEMENT CORPORATION
4321 N. Ballard Road,                        222 West College Avenue,
Appleton, WI  54919-0001                     Appleton, WI  54919-0007

                        AAL Variable Annuity Application

New Account Information

The Variable Annuity Owner I Applicant must provide the following information to meet insurance and securities industry rules designed for customer protection. This information is confidential and is only for the use of AAL and its affiliated companies.

Section A - Personal Information Name of owner I applicant
(print title, first, middle, last, and suffix name, as applicable)
------------------------------------------------------- ----------------------------------------------------------------------------
Birthdate (mo/day/yr)    Are you a U.S. citizen?       Other citizenship description
                          __ Yes  __ No
------------------------------------------------------- ----------------------------------------------------------------------------
------------------------------------------------------- ----------------------------------------------------------------------------
__Single __ Divorced __ Divorce Pending                Employer name
__Married ___ Widowed __ Separated
------------------------------------------------------- ----------------------------------------------------------------------------
------------------------------------------------------- ----------------------------------------------------------------------------
Number of dependents under age 18 -
------------------------------------------------------- ----------------------------------------------------------------------------
------------------------------------------------------- ----------------------------- -------------------- -------- ----------------
Occupation:                                            Employer street address
__ Labor/Trades          __ Office/Retail
__ Manager / Sales       __ Professional
__ Retired               __ Student
__ Unemployed
__ Other- ______________________

------------------------------------------------------- ----------------------------- -------------------- -------- ----------------
Do you own a business?                                 City                     State     ZIP Code
__ Yes - Nbr of: Full-time employees ____
__ No - Part-time employees  __________
------------------------------------------------------- ---------------------------------------------------- -------- -----------
------------------------------------------------------- ----------------------------------------------------------------------------
                                                       Associated with NASD firm?
                                                       __ Yes: Firm -
                                                       __ No
------------------------------------------------------- ----------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section B - Financial Suitability Information
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------ -----------------------------------------------
Prior Investment                 Less                  Annual Household         Assets - Excluding this purchase
Experience                       Than 5   5 +          Income                   Cash / CDs        $___________
Bank Savings, CD's,      None    Years    Years                                 Stocks / Bonds    $___________
Money Market Funds       __       __      __           __Under $20,000          Mutual Funds      $___________
Stocks or Equity         __       __      __           __ $20,001 - $35,000     Business          $___________
Bonds or Fixed Income    __       __      __           __ $35,001 - $50,000     Residence (equity)         $___________
Mutual Funds             __       __      __           __ $50,001 - $75,000     Insurance (cash value)     $___________
Variable Annuities/Life  __       __      __           __ $75,001 -$100,000     Deferred Annuities         $___________
Other -                  __       __      __           __ More than $100,000    Other -                    $___________


                                                                                               Total Assets $__________
                                                                                               Liquid Net Worth = $__________
------------------------------------------------------------------------------------ -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section C - Investment Information - For This Purchase Only
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Purpose                  __ Retirement                 __ Other -
------------------------------------------------------------------------------------------------------------------------------------


Source of Funds
                         __ Current Income             __ AAL Mutual Fund                 __ Other Company Mutual Fund       __Loans
__ Gift / Inheritance    __ Death Proceeds             __ Sale of Other Investment        __ Savings / Checking / CD
__ Pension / IRA - AAL   __ Pension / IRA - Other Company                                 __ Not Pension - Other Company
__ Not Pension - AAL     __ Other - _____________________________

Risk Tolerance - Check the number below that  corresponds with the level of risk you are willing to accept.
-------------------------------------------------------------------- -------------------------------------------- ------------------
Low- __1  __2  __3  __4  __5  __6  __7  __8  __9  __10 -  High

-------------------------------------------------------------------- -------------------------------------------- ------------------
-------------------------------------- --------------------------- ---------------------------------------------- ------------------
CDs                      Utility and Blue Chip         Small Company I Emerging           Precious Metals Oil
Savings Accounts         Stocks                        Growth Securities                  and Gas
Money Market Funds       and Bonds                     International / Global Securities  Drilling
                                                       High Yield Securities
-------------------------------------- --------------------------- ---------------------------------------------- ------------------

Section D -  Other Information

Are you replacing a Variable Annuity contract?
__ Yes    -  Indicate the reason for the exchange of contract and provide allocation information on the contract being replaced.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


__ No

Application For Variable Annuity With                            AID ASSOCIATION FOR
Aid Association For Lutherans (AAL),                             LUTHERANS
A Fraternal Benefit Society, Appleton, WI 54919                  4321 N. Ballard Road, Appleton, WI  54919-0001


__ Adult - New Business     __ Juvenile - New Business
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 1 - Replacement
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Yes No
__ __ Is this  certificate  intended to replace any part of, or all of,  another company's contract?
__ __ Is this certificate  intended to replace any part of,
      or all of, an AAL certificate?
__ __ Is this a 1035 exchange?
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 2 - Proposed Annuitant
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- -------------------------------------------------------
Social Security number                Date of birth (mo/day/yr)       Sex       Residence state

------------------------------------- -------------------------------------- -------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 3 - Proposed Applicant / Controller - If Juvenile Application
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- ------------------- -----------------------------------
Social Security number                Date of birth (mo/day/yr)       Sex       Residence state     Relationship to annuitant

------------------------------------- -------------------------------------- ------------------- -----------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 4 - Proposed Third Party Owner
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Type of application:                  __ Third Party             Reason -

                                      __ Advanced Marketing      Reason -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Type of owner       __ Individual     __Multiple individuals
                                      __ Other - ___________________________________________________
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- -------------------------------------------------------
Relationship to annuitant             Relationship to member          Date of birth                 Percentage of       Residence
                                                                      (mo/day/yr)                   common ownership*   state
                                                                                                    -----------%
------------------------------------- -------------------------------------- -------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Complete additional names if multiple owners.
Multiple owners shall be:             __ Joint owners            __ Common owners
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- ------------------------------ ------------------------
Relationship to annuitant             Relationship to member          Date of birth (mo/day/yr)     Percentage of common
                                                                                                    ownership * _______%
------------------------------------- -------------------------------------- ------------------------------ ------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- ------------------------------ ------------------------
Relationship to annuitant             Relationship to member          Date of birth (mo/day/yr)     Percentage of common
                                                                                                    ownership * _______%
------------------------------------- -------------------------------------- ------------------------------ ------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- ------------------------------ ------------------------
Relationship to annuitant             Relationship to member          Date of birth (mo/day/yr)     Percentage of common
                                                                                                    ownership * _______%
------------------------------------- -------------------------------------- ------------------------------ ------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

------------------------------------------------------------------------------------------------------------------------------------
------------------------------------- -------------------------------------- ------------------------------ ------------------------
Relationship to annuitant             Relationship to member          Date of birth (molday/yr)     Percentage of common
                                                                                                    ownership * _______%
------------------------------------- -------------------------------------- ------------------------------ ------------------------
------------------------------------------------------------------------------------------------------------------------------------
* Complete only if multiple  owners with common  ownership.  If none  indicated, percentage will be equal.


Joint ownership is always equal.

Authorized person(s) / trustee(s) who can sign on behalf of the trust:

1.
--------------------------------------------------------------------------------
2.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
3.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
4.
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Section 5 - Proposed Member Information (Complete only for Advanced Marketing)
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Advanced Marketing member name                            Relationship of member
                                                          to annuitant
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Section 6 - Flexible Premium Deferred Variable Annuity - Product Information
--------------------------------------------------------------------------------
-------------------------------------------------------------------- -----------
__ Single Premium: $ ________________  __ Billed Premium $  ____________________
-------------------------------------------------------------------- -----------
--------------------------------------------------------------------------------

Single Premium Allocation:                        Billed Premium Allocation:
Must total 100% and be in whole numbers:          Must total 100% and be in whole numbers:
Money Market     %  Large Company Stock  %        Money Market     %  Large Company Stock  %
Balanced         %  Small Company Stock  %        Balanced         %  Small Company Stock  %
Bond             %  International Stock  %        Bond             %  International Stock  %
Fixed Account    %                                Fixed Account    %  _______________      %
High Yield Bond  %                                High Yield Bond  %  _______________      %
Plan Type:                              __ Roth IRA - Contributory                             __ SIMPLE - IRA
__ Regular Annuity - Not Pension        __ Roth IRA Rollover / Transfer - Contributory         __ TSA
__ IRA                                  __ Roth IRA Rollover / Transfer - Conversion           __ TSA - Transfer
__ IRA - Spousal                        __ Roth IRA - Conversion                               __ Corporate -Profit Sharing
__ IRA - Direct Rollover                __ Self Employed - Money Purchase                      __ Corporate - Money Purchase
__ IRA - Regular Rollover               __ Self Employed - Profit Sharing                      __ SEP
__ IRA - Transfer                       __ Other -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Automatic Payouts Option:                                             Dollar Cost Averaging:
__ Yes    __ No                                                       __ Yes __ No
------------------------------------------------------------------------------------------------------------------------------------


Telephone Authorization:         __ Yes     __ No

By checking `Yes' above, the applicant agrees and understands as follows:

1. AAL is authorized to accept and act upon telephone instructions from me for the following purposes; transfer of accumulated values among account options, address changes, changes in allocation of premiums, premium payment instructions, and any other transactions made available by AAL for telephone transfer. Any transfers shall be made on the basis of unit values next determined following AAL's receipt of instructions in proper order.

2. AAL may refuse telephone instructions if the caller cannot provide proper identification of person or account. Without prior disclosure, AAL may record any telephone conversation containing such instructions. If AAL acts in good faith upon the telephone instruction, AAL (and any affiliate or agent) will not be liable for any loss, expense or cost arising out of any telephone instruction.

3. AAL may modify, suspend, or discontinue this privilege at any time without prior notice. The privilege is subject to terms of the certificate, the current prospectus, and any other rules enacted by AAL. This authorization is valid until written cancellation notice signed by the owner is received by AAL. All terms are binding on my agents, heirs, and assigns.

Section 7 - Premium / Billing Information Initial Premium paid by:
------------------------------------------------------ -------------------------
                        Type                                    Amount
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Check / Money Order                                    $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Electronic First Premium (EFP)                         $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
    Internal Rollover / Transfer / 1035 Exchange       $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
    External Rollover / Transfer / 1035 Exchange       $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Loan                                                   $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Complete Withdrawal I Surrender                        $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Surplus Refunds                                        $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Partial Withdrawal                                     $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Employer                                               $

                                                                                        Premium Billing - Type of billing:
                                                                                        __ Regular Billing - Send to special
                                                                                             billing address?    __ Yes  __ No
                                                                                        __ MCA - First MCA withdrawal
                                                                                             expected - ______________
                                                                                              Add to existing MCA
                                                                                              Account - ______________
                                                                                        __  Combined Billing - Add to existing
                                                                                              Combined Billing
                                                                                               Account - _______________
                                                                                        __   Government allotment
                                                                                  --------------------------------------------------

                                                                                        Frequency of billing:
                                                                                        __ Annual    __ Semi-Annual  __ Bi-weekly
                                                                                        __ Quarterly  __ Monthly
                                                                                        __  Less than 12 months:
                                                                                        First month for no payment -
                                                                                  --------------------------------------------------
                                                                                        Resume payment month -
                                                                                        ------------------------

------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
CD Transfer                                            $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
Other -                                                $
------------------------------------------------------ -------------------------
------------------------------------------------------ -------------------------
           Total Initial Premium Amount                $
------------------------------------------------------ -------------------------
----------------------------------------------------------------- --------------
Total Initial Premium Amount                                      $
----------------------------------------------------------------- --------------
----------------------------------------------- --------------------------------
First tax year                                  Second tax year
----------------------------------------------- --------------------------------
----------------------------- --------------- --------------------------- ------
Amount                        Tax year        Amount                    Tax year

$                                             $
----------------------------- --------------- --------------------------- ------
--------------------------------------------------------------------------------
Name And Address For Special Billing / Combined Billing
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Name (print title, first, middle, last, and suffix name, as applicable)

Address (Street, RR, box no.)                               City

                                                            State       Zip Code




Section 8 -  Special Requests
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Section 9 - Beneficiary Designation

If you are completing the application on paper, complete a beneficiary designation form printed from the Forms System.

Section 10 - Agreement And Authorization

I understand and agree that:

1. I have personally read (or had read to me) and verified all statements and answers provided to the AAL representative as part of this application, which includes 1) New Account information, and 2) variable annuity application.

2.   This application will become part of the variable annuity contract.

3.   No change in this application shall be made without my written consent.

4. No representative of AAL is authorized to change or waive any terms of this agreement or to make any promises or representations other than those contained in this agreement.

5. AAL reserves the right to allocate premium payments to the money market subaccount until the expiration of the free look period in those states that require a full refund of premium during the free look period. More detailed information on the allocation of premium payments during the free look period is contained in the prospectus.

6. Under the annuity contract applied for, the Accumulated Value and Death Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).

7. I have received and reviewed the current prospectus for the AAL Variable Annuity and underlying mutual funds. I understand the provisions of the prospectus and agree to its terms.

I have read (or have had read to me) the statements and answers made on this application. The signature below applies to all sections and statements on this application.


Signed at ____________________________________       ________
                         City                         State

--------------------------------------------------------------------------------
Signature of proposed annuitant (applicant / controller

if under age 16) /Date signed (mo/day/yr)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of member / Date signed (mo/day/yr)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / Date signed (mo/day/yr)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / Date signed (mo/day/yr)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / Date signed (mo/day/yr)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / Date signed (mo/day/yr)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
Signature of owner / Date signed (mo/day/yr)

--------------------------------------------------------------------------------


Caution: If your answers on this application are incorrect or untrue, AAL may have the right to deny benefits or rescind your certificate.


I certify that I have asked all questions and recorded all answers as they were given to me and reviewed these with the proposed annuitant.

To the best of my knowledge, the certificate applied for __ is __ is not intended to replace any part of, or all of, another contract.

Signature  of AAL  representative

Date signed (mo/day/yr)

DR name / Code number / ID

Section 11 - Representative's Information

Yes No

__ __   1. (a) Do you claim production credit on an assigned congregation basis?

           If No, explain -
           _____________________________________________________________________
           Complete only if you are the servicing representative but not the DR of the branch listed.

           Service override number                    Reason for override


__ __      (b) Should the application credit be split?  If yes, list split below and give reason.

---------------------------------------- ------------------ --------------------
Agent Identification Number              Split Percent *    * Note:

                                                            The
                                                            total
                                                            split
                                                            percent
                                                            must
                                                            equal
                                                            100%.
---------------------------------------------------- -----------------------
           (c) Reason for credit split -  ______________________________________

__ __   2. (a) Does the proposed annuitant have any other applications pending or being submitted other than this application? If Yes, list below.
__ __      (b) Does any other family member have applications pending with AAL?
               If Yes, list below.

--------------------------------- ---------------- -----------------------------
Name                              Date Applied     Plan
--------------------------------- ---------------- -----------------------------

--------------------------------------------------------------------------------

__ __   3. Will this application be electronically transmitted?

Additional Details
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------


To the best of my knowledge and belief:

Required disclosures, Buyer's Guide, Prospectus, and Receipt Of Payment were left with the proposed annuitant.

AID ASSOCIATION FOR                               AAL Variable Annuity
LUTHERANS                                         Application

4321 N. Ballard Road, Appleton, WI 54919-0001

                             New Account Information

The Variable Annuity Owner I Applicant must provide the following information to meet securities industry regulatory rules designed for customer protection. This information is confidential and is only for the use of AAL.

--------------------------------------------------------------------------------
Section 1 - Personal Information
--------------------------------------------------------------------------------
------------------------------------- --------------- --------------------------

First name of owner/applicant           Middle initial      Last name      Birthdate      __ U.S. citizen
                                                                                          __Other
------------------------------------- --------------- ---------------------------------- -------------------
------------------------------------------------------------------------------------------------------------
__ Single __ Married __ Divorced __ Widowed                 Employer name
----------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------- ------------------------------------------------
Dependent Children Under 18 - Year of Birth                 Employer street address
1.                     2.
----------------------------------------------------------- ------------------------------------------------
----------------------------------------------------------- --------------------------------------- --------
3.                     4.                                   City           State          ZIP Code
----------------------------------------------------------- -------------- -------------- ------------------
----------------------------------------------------------- ------------------------------------------------
Occupation                                                  Employer is a:
__ Labor / Trades __ Manager / Sales __ Retired             __ Lutheran Organization __ Federal or State Government
__ Office / Retail   __ Professional                        __ Nonprofit or Educational Organization
                                                            __ Other

------------------------------------------------------------------------ -----------------------------------------------------------
                                                            ------------------------------------------------------------------------
Do you own a business?                                      If Owner/Applicant is an associated person of any NASD firm, list firm
__ If yes - Number of employees:                            name:
------------------------------------------------------------------------ -----------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 2 - Financial Suitability Information
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------- ---------------------------- -----------------------------------------------
Prior Investment Experience                                 Annual Household Income       Assets -   Excluding this purchase
                                                                                          Cash & CDs               $
                                1 to 5  5 +                 __ Under $20,000              Stocks & Bonds           $
                         None   Years   Years               __ $20,001 - $35,000          Business                 $
                                                            __ $35,001 - $50,000          Mutual Funds             $
CD's, Bank Savings,                                         __ $50,001 - $75,000          Residence (equity)       $
Money Market Funds       __     __      __                  __ $75,001 - $100,000         Insurance (cash value)   $
Stock or Equity          __     __      __                  __ More than $100,000         Deferred Annuities       $
Bonds or Fixed Income    __     __      __                                                Other                    $
Mutual Funds             __     __      __                                                     Total Assets        $
Variable Annuities       __     __      __
Variable Life Insurance  __     __      __                                                OR Total Net Worth =
                                                                                          Assets minus Liabilities $
------------------------------------------------------- ---------------------------- -----------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section 3 - Investment Information - For this purchase only
Purpose  Source of Funds
__ Retirement       __Current Income         __Sale of Other Investment         __AAL Mutual Fund             __Gift/Inheritance
__ Other -          __Savings/Checking/CD    __AAL Annuity                      __Other Company Mutual Fund   __Death Proceeds
                    __Retirement Plan        __Other Company Annuity            __Loans                       __Other -
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------------
Section 4 - Registered Representative Information                          Broker-Dealer Approval - For Home Office Use
------------------------------------------------------------------------ -----------------------------------------------------------
------------------------------------------------------------------------ -----------------------------------------------------------
Will the Variable Annuity applied for replace any other insurance or       Authorized Principal Of AAL
annuity now in force?
__ Yes
__ No  Registered representative's signature                               Signature of authorized principal  Date

------------------------------------------------------------------------ -----------------------------------------------------------
Registered Representative's Comments


NY8O24VAR N1O-97




Membership Application with Aid Association for Lutherans (AAL)
AAL provides insurance and annuities only to its members. Membership eligibility is limited to the categories below.
Complete for Adult Applications Including Third Party Applicants Check the first statement that applies.

__ I am currently an AAL member.  My branch number  is___________  (No signature required)
__ I am a Lutheran and a member of the congregation below.
__ I am a Lutheran but I am not a member of a local Lutheran Congregation. I was a member of the congregation below, and I have not joined a non-Lutheran congregation nor do I practice a non-Lutheran faith.
__ My spouse is an AAL member and is a member of the congregation below.
   My spouse's s name is:
__ My spouse is  Lutheran  and an AAL  member  but is not a member of a local
   Lutheran congregation and has not joined a non-Lutheran congregation and does not practice a non-Lutheran faith.
   My spouse's name is:
__ My spouse is a Lutheran who is also currently applying for AAL membership.
   My spouse's name is:

Complete Only for Juvenile  Applications  - Age 0-15 (Becomes  member at age 16)
Check the first statement that applies.
__ The  juvenile  is  currently a juvenile  AAL  insured and is in branch number
   ___________  (No  signature  required)
__ The  juvenile is a Lutheran.  Complete church information below.
__ The  juvenile's  parent/guardian  is a  Lutheran  and an AAL member or is a
   Lutheran  currently  applying  for AAL  membership.  Complete  the  church information below.
   Print Lutheran  parent's/guardian's  name (first,  M.I, last):
   __________________________________________________
__ The juvenile's parent/guardian  is a Lutheran, an AAL member or is a Lutheran currently applying for AAL membership,  and was a member of the  congregation below and has not joined a  non-Lutheran  congregation  and does not practice a non-Lutheran faith.

   Print Lutheran parent's/guardian's name (first, M.I., last):
   ____________________________________________

------------------------------------------------------------------------------------------------------------------------------------
Complete for all Applications
------------------------------------------------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------------------- -------------------------
Lutheran congregation                   City                               State Church number
---------------------------------------------------------------------------------------------------------- -------------------------
-------------------------------------------------------------------- ---------------------------------------------------------------
Complete for New Member Adult Applications                                 Complete for New Member Juvenile Applications
-------------------------------------------------------------------- ---------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
I am  applying  for AAL  membership  and want to join                      I  certify  that the above information is correct.
branch    number    certify   that   the   above                           (Name)_____________________will  become
information is correct.                                                    An AAL member at age 16 in branch number_________.

Signature of adult/third party applicant     Date                          Signature of parent/guardian       Date
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
To be Completed by Authorized Representative
------------------------------------------------------------------------------------------------------------------------------------
Complete only if you are the  servicing  representative  but not the  registered representative of the branch listed above.
-------------------------------------------------------------- ---------------------------------------------------------------------
Service override number Reason for override                 Reason for override
-------------------------------------------------------------- ---------------------------------------------------------------------
-------------------------------------------------------------- ---------------------------------------------------------------------
                                                            Receipt for Payment
-------------------------------------------------------------- ---------------------------------------------------------------------
-------------------------------------------------------------- ---------------------------------------------------------------------
Name of proposed annuitant:

Received from:
                                                            Amount:  By: ___ Check ___ Other

-------------------------------------------------------------- ---------------------------------------------------------------------

Note: Make all checks payable to Aid Association for Lutherans. Do not leave the payee blank or make checks payable to the AAL representative. The receipt is void if any check given for payment is not honored.




                    Signature of AAL representative         Date


NY8O24VAR N10-97






Associate Membership Application with Aid Association for Lutherans (AAL)
Complete for Associate Membership Eligibility
Check the first statement that applies.

__    I am a Lutheran and a member of the congregation below.

__ I am a Lutheran but I am not a member of a local Lutheran Congregation. I was a member of the congregation below, and I have not joined a non-Lutheran congregation nor do I practice a non-Lutheran faith.

__    My spouse is an AAL member and is a member of the congregation below.
      My spouse's name is: ________________________________________

      My spouse is  Lutheran  and an AAL  member  but is not a member of a local
      Lutheran congregation and has not joined a non-Lutheran congregation and does not practice a non-Lutheran faith.
      My spouse's name is:_________________________________________

__    My spouse is a Lutheran who is also currently applying for AAL membership.
      My spouse's name is:_________________________________________

------------------------------------------------------------------------------------ --------------- ---------
Name                                                        Date of birth       Social Security number
------------------------------------------------------------------------------------ --------------- ---------
--------------------------------------------------- -------------------------------------------------- -------
Street address or R.R. and box no.           City                          State          ZIP Code
--------------------------------------------------- -------------------------------------------------- -------
--------------------------------------------------- -------------------------------------------------- -------
Lutheran congregation                        City                          State          Branch number
--------------------------------------------------- -------------------------------------------------- -------
--------------------------------------------------------------------------------------------------------------
Reason for Application
--------------------------------------------------------------------------------------------------------------

-----------------------
DR code stamp
-----------------------

                                        ---------------------------------------
                                        Signature of associate membership applicant       Date



NY8024VAR N10-97




Application for Variable Annuity With Aid Association for Lutherans        AID ASSOCIATION FOR
(AAL), a Fraternal Benefit Society, Appleton, WI 54919                     LUTHERANS

                                                                           4321 N. Ballard Road, Appleton, WI 54919-0001
--------------------------- --------------------------------------------------------------------------------------------
DR code stamp                   AAL certificate no., if any
--------------------------- --------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------
Is annuitant/applicant owner a member of AAL?               __ Yes ___No - Please apply for membership.

Section A               Complete For All Applications - Replacement Information

Is this annuity intended to replace or change any insurance or annuities                  Is a 1035 exchange desired?
now in force? __ Yes - Complete replacement requirements.  __ No  __Yes - Complete 1035 exchange form. __ No

Section B Complete For All Applications - Information On Proposed Annuitant
Name (first, middle initial, last)

Marital Status                                              Social Security Number - Must be completed to process.
__Single __Married       __Widowed      __Divorced          _________-________-_________

Complete information in this section only if a
new member or change to existing records.                   Date of Birth (mo/day/yr)     Sex  _________

Street Address or R.R. and Box Number

City                          State          ZIP Code
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section C Complete ONLY For Juvenile Applicant Or Third Party Member / Applicant
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Check one: __Juvenile  application  (available at issue ages 0-15) __Third party application (available at all issue ages) Name (first, middle initial, last)

Sex/Relationship to Annuitant/ Date of Birth (mo   , day    , yr    )  / Social Security Number - Must be completed to process

Street Address or R.R. and Box Number (complete only if different than proposed annuitant)

City                State       ZIP Code
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Section D Complete ONLY For Third Party Owner / Applicant
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------
Name (first, middle initial, last)
------------------------------------------------------------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------------------

Sex                 Relationship to Annuitant               Date of Birth (mo, day, yr)             Social Security Number -
                                                                                                    Must be completed to process.

Street Address or R.R. and Box Number (complete only if different than proposed annuitant)

City                State       ZIP Code

Page 1
------------------------------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------------------------------------------
Section E                       Special Requests
------------------------------------------------------------------------------------------------------------------------------------
----------------------------- ------------------------------------- ----------------------------------------------------------------




----------------------------- ------------------------------------- ----------------------------------------------------------------
----------------------------- ------------------------------------- ----------------------------------------------------------------
Section F Beneficiary           Designation
----------------------------- ------------------------------------- ----------------------------------------------------------------
Beneficiary Designation and Payment
AAL  will  pay  the  accumulated   value  from  the  certificate  to  the  first
beneficiary,  if none survive the annuitant then to the second  beneficiary,  if none survive the annuitant then to the third beneficiary.

The accumulated value will be divided equally (unless an unequal distribution is stated) among all beneficiaries in the same class who survive the annuitant.

I request that the accumulated value payable according to the terms of the certificate be paid to the following beneficiaries: The beneficiaries named below may select any available method of settlement when proceeds become payable. If a specific method of settlement is desired, indicate this following the designation of beneficiaries. All beneficiaries shall be permitted to change the method of settlement selected for them unless it is specifically stated as mandatory.

Show first name, middle initial, last name, address and relationship to the member (applicant if third party).

First Beneficiary


Second Beneficiary


Third Beneficiary


When a trust is designated beneficiary, AAL shall not be obliged to inquire into the terms of any trust. Payment to the trustee shall fully discharge AAL from all liability. The word "children" shall include adopted children unless otherwise specified. The interest of any beneficiary is subject to any collateral assignment of this certificate.

------------------------------------------------------------------------------------------------------------------------------------
Section G Complete For All Applications
------------------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------- ------------------------------------------------------
Premium Information                                         Premium Allocation
----------------------------------------------------------------------------- ------------------------------------------------------
Amount Remitted          Premium paid by:                   Premium Allocations must total 100% and be in whole
$______________          __Check        __Surplus           numbers.
                         __Surrender    __Loan              Large
                                                            Company Stock  ____%          Money Market        ____%
Premium Payor?           __ Other _______________           Bond           ____%          Balanced            ____%
Applicant                                                   International  ____%          Fixed Amount        ____%
Other                                                       High Yield     ____%          Small Company Stock ____%
Include name and address in Special Requests Section E.

NY8O24VAR N10-97                                               Page 2





-------------------------------------------------------------------- ---------------------------------------------------------------
                    Billing Information                                            Dollar Cost Averaging
                                                                     ---------------------------------------------------------------
-------------------------------------------------------------------- ---------------------------------------------------------------
Single Amount                   Bill Amount                                Dollar Cost Averaging __ Yes __ No
__ __ __ . __ __ __ . __ __     __ __ __ , __ __ __ . __ __                Please transfer $ _______  ($50 minimum per
                                                                           account) from my AAL Variable Annuity Money Market
Select one type of billing:                                                account to the account(s) indicated below on
                                                                           (day of month; can not elect the 29th, 30th, 31st),
__ Annual           First MCA Pac                                            __ Monthly __ Quarterly __ Semi-annually __ Annually
__ Quarterly        expected (mo/day) ____________                         Large Company Stock $    Bond            $
__ Monthly                                                                 Small Company            Balanced        $
__ No bill                                                                 Stock               $    High Yield Bond $
__ MCA-M                                                                   International Stock $
__ 26Week           __ Government Allotment
-------------------------------------------------------------------- ---------------------------------------------------------------
Plan  Information:  __ Regular Annuity - Not Pension __ IRA 408b IRC
__ IRA 408b IRC  (Spousal)  __ IRA  Rollover  __ IRA  Direct  Rollover
__ IRA  Transfer  __ Qualified  Retirement Plan __ Simplified  Employee Pension 408K (SEP)
__TSA 403b IRC __ Roth-IRA __ Roth-IRA Rollover __ Roth-IRA-Transfer
__ Roth-IRA Conversion __ SIMPLE - IRA __Other
------------------------------------------------------------------------------------------

Section H Complete For All Applications

I understand and agree that:

1. All the information on this application, which includes 1) New Account information, 2) membership information, and 3) variable annuity application are true and complete to the best of my knowledge and belief.

2.   This application will become part of the variable annuity contract.

3.   No change in this application shall be made without my written consent.

4. No representative of AAL is authorized to change or waive any terms of this agreement or to make any promises or representations other than those contained in this agreement.

5.   Under the annuity  contract  applied for, the  Accumulated  Value and Death
     Proceeds when based on the performance of the Variable Account, are not guaranteed as to dollar amount (subject to the minimum death benefit).
     Receipt of a current prospectus for the variable annuity and underlying mutual fund is hereby acknowledged.

I have read or have had read to me the above statements and answers.

Signed this _______ day of _________________ 19____ at _____________________________________________
                                                           City                 State

Witnessed by _________________________________________ _________________________________________
                                AAL representative          Signature of proposed annuitant
                                                            (Parent or guardian if under age 16)


                         ---------------------------------  ----------------------------------------
                         Signature of member / applicant    Signature of owner / applicant




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